EXHIBIT 99.1
AGREEMENT OF REPORTING PERSONS

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person or entity knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  October 30, 2017

BASSWOOD CAPITAL MANGEMENT, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD PARTNERS, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD ENHANCED LONG SHORT GP, LLC
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD FINANCIAL FUND, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD FINANCIAL FUND, INC.
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD FINANCIAL LONG ONLY FUND, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD ENHANCED LONG SHORT FUND, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD OPPORTUNITY PARTNERS, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BASSWOOD OPPORTUNITY FUND, INC.
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

BCM SELECT EQUITY I MASTER, LTD.
By: Basswood Capital Management, L.L.C.
By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum, an individual

/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum, an individual